Member Conference Call: Second Quarter 2020 Aug. 4, 2020 Exhibit 99.1

Agenda State of FHLBank Pittsburgh Winthrop Watson, President and CEO Financial Review Ted Weller, Chief Accounting Officer Financial Outlook and Business Review David Paulson, Chief Operating Officer Member Credit Outlook Mike Rizzo, Chief Risk Officer Closing Remarks and Member Questions Winthrop Watson

Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the possible discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason. Information on FHLBank’s website found at www.fhlb-pgh.com/Coronavirus-Updates is not part of this presentation. Cautionary Statement Regarding Forward-Looking Information

State of FHLBank Pittsburgh Continue to monitor and respond to COVID-19 impact Nearly 100% of our staff continues to work remote Modifications of our practices to ease member burden Updates: www.fhlb-pgh.com/Coronavirus-Updates Reliable liquidity source focused on member business Strong liquidity position Lower advance volume Strong, yet lower, financial performance Stable dividend 6.25% annualized on activity stock 3.00% annualized on membership stock

Financial Review

Financial Highlights – Statement of Income (in millions)

Financial Highlights – Selected Balance Sheet (in millions) (in millions)

Capital Requirements

Financial Outlook

Review of Financial Performance Drivers Lower interest rates Decreased member advance volume Continued paydown of high-yielding investments Sustained paydowns within the Mortgage Partnership Finance® (MPF®) Program portfolio Increased operating expenses “Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago.

Dividend Outlook The above reflects forward-looking information based on management’s expectations regarding economic and market conditions and FHLBank’s financial condition and operating results. Refer to Cautionary-Statement Regarding Forward-Looking Information on slide 3 of this presentation. The combination of sustained lower interest rates, an uncertain operating environment and lower net income has contributed to: Strong, yet lower, financial performance Same dividend as first quarter Lower future Affordable Housing Program (AHP) contributions Our desire is to maintain this dividend level through the October payment, subject to market conditions and FHLBank's results of operation We will continue to assess the potential impact of performance drivers throughout the remainder of the year and communicate dividend expectations Q4 2020 dividend, which has historically been paid in February of the following year, will likely be lower, subject to market and business conditions

Dividend Rate and Spread to Fed Funds

Business Review

Product Use Highlights Credit Products: Advance balances were $49.6 billion Letter of credit (LC) balances were $16.4 billion MPF Program portfolio totaled $5.2 billion; fundings of $714 million YTD Community Investment Products: AHP round opened June 15 Home4Good funds disbursed to the Delaware, Pennsylvania and West Virginia housing finance agencies Community Lending Program (CLP) extended CLP-PPP through Sept. 30 All of the Banking On Business (BOB) allocation has been reserved, and the round closed on July 29 The First Front Door (FFD) per-member cap was removed, and the round closed on July 30

Credit Product Trends Advances Letters of Credit MPF Program

Member Satisfaction Survey Results Key performance indicators Overall performance, responsiveness and effectiveness of communications are all 90% or greater – most are at all-time highs Satisfaction drivers Answering questions without callbacks or transfers Being easy to conduct business with Service and communications Members most value FHLBank as a liquidity source Face-to-face interaction with members is important Member suggestions for improvement Technology, such as improving the Bank4Banks® website Accepting eNotes Operational efficiencies relating to product access "Bank4Banks" is a registered trademark of the Federal Home Loan Bank of Pittsburgh.

Member Credit Outlook

Actions Taken in COVID-19 Environment to Support Members Modifications and forbearance on MPF Program mortgages Performing troubled debt restructurings Forbearance (12 months) PPP loans Electronic modifications eNotes (Q4 2020) Off-site collateral verification Forbearance loans MPF Program Expanded Collateral Collateral Monitoring To date, member credit quality has remained stable – no material deterioration

FHLBank Analysis of Member Credit Outlook Access to FHLBank liquidity is driven by: Member collateral FHLBank internal credit rating FHLBank monitors reliability of: Collateral lending values Credit rating models Vendor performance As FHLBank analyzes crisis-level stress scenarios, prepare for increases in: Utilization of borrowing capacity Watch list count and exposure Delivery of collateral Collateral verification

We Welcome Member Credit and Collateral Analysis Discussions Member financial stress anticipated in Q3 and Q4 2020 could impact member credit quality going forward FHLBank is transparent with members regarding our policies and practices Members can leverage the tools on Bank4Banks to understand the impact of financial performance on FHLBank internal credit rating Direct inquiries to your Business Development Manager or any member of FHLBank’s credit team

Closing Remarks and Member Questions

Closing Remarks Our highest priorities: The health and safety of our staff Remaining a reliable and readily available liquidity provider Continuing to assist our members in this dynamic and challenging environment Supporting the communities that our members serve Maintaining an open dialogue with our members, particularly as it relates to credit management

Member Questions

Contact Information Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 member.services@fhlb-pgh.com Business Development Managers Jeff Acquafondata (MPF Program) jeffa@fhlb-pgh.com Fred Bañuelos (Community Investment) fred.banuelos@fhlb-pgh.com Fred Duncan fred.duncan@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Leadership Winthrop Watson winthrop.watson@fhlb-pgh.com Dave Paulson david.paulson@fhlb-pgh.com Mike Rizzo michael.rizzo@fhlb-pgh.com John Bendel john.bendel@fhlb-pgh.com Mark Evanco mark.evanco@fhlb-pgh.com